Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
24.	Commitments and Contingencies

(a)	Capital Commitments
Property, plant and equipment commitments
The Group’s capital commitments primarily relate to commitments in connection with the improvement of its office building. Total capital commitments contracted but not yet reflected in the financial statements amounted to RMB10,184 and RMB30,064 (US$4,299) as of December 31, 2024 and 2025, respectively. Almost all of the commitments relating to the improvement of the office building are to be fulfilled within one year.
Investment commitments
The Group’s investment commitments primarily relate to capital contribution obligations under certain arrangements. The total investment commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB3,150 and RMB29,880 (US$4,273) as of December 31, 2024 and 2025. As of December 31, 2025, capital contribution obligations of RMB20,880 (US$2,986) are to be fulfilled within one year and RMB9,000 (US$1,287) are to be fulfilled over one year.

(b)	Contingencies
The Group is subject to legal and regulatory actions that arise from time to time. The assessment as to whether a loss is probable or reasonably possible, and as to whether such loss or a range of such loss is estimable, often involves significant judgment about future events, and the outcome of litigation is inherently uncertain. The Group is currently not in any legal or administrative proceedings that may have a material adverse impact on the financial position, results of operations or cash flows of the Group.